UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2026

AXIL BRANDS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-41958	47-4125218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9150 Wilshire Boulevard, Suite 245, Beverly Hills, California 90212

(Address of principal executive offices, including ZIP code)

(888) 638-8883

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AXIL	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2026, Peter Dunne notified the Board of Directors (the “Board”) of AXIL Brands, Inc. (the “Company”) of his decision to resign from the Board and its committees, effective immediately. Mr. Dunne’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

In addition, on January 15, 2026, the Board appointed Thomas Penna to the Board as a Class II director to fill the vacancy in such class, effective immediately. As a Class II director, Mr. Penna will serve for an initial term that will expire at the Company’s 2028 annual meeting of stockholders or upon his earlier death, resignation, disqualification or removal from office. The Board also appointed Mr. Penna to serve on the Board’s Audit Committee and Compensation Committee and as chair of the Board’s Nominating and Corporate Governance Committee.

Mr. Penna, 64, has over 35 years of experience in the professional hair care and salon industries. Mr. Penna previously served as Chairman and Chief Executive Officer of Penko Beauty LLC, a distributor of haircare products. Prior to that, Mr. Penna founded and managed a multi-location salon group.

In connection with his election, Mr. Penna will receive the standard annual compensation for the Company’s non-employee directors, as described in the Company’s Definitive Proxy Statement, as filed with the Securities and Exchange Commission on October 23, 2025.

There were no understandings or other agreements or arrangements between Mr. Penna, on the one hand, and any other person, on the other hand, pursuant to which he was appointed as a director of the Company. Furthermore, there are no transactions between Mr. Penna and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIL BRANDS, INC.

Date: January 20, 2026	By:	/s/ Jeff Toghraie
	Name:	Jeff Toghraie
	Title:	Chief Executive Officer